SUPPLEMENTARY CASH FLOW INFORMATION (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Net change in non-cash working capital items:
Inventory	$ (2,569)	$ (1,409)
Prepaid expenses and other assets	(484)	(243)
Taxes recoverable	(1,702)	214
Taxes payable	(836)	534
Accounts payable and accrued liabilities	2,465	1,542
Amounts receivable	1,824	388
Amounts due to related parties	7	(36)
Net change in non-cash working capital	$ (1,295)	$ 990